March 26, 2013


 Securities  Exchange
Commission
 450 Fifth Street, NW
 Washington, DC 20549

 Attn. Document Control


 RE	American
Depositary Shares
evidenced by One 1
American Depositary
Receipts representing
one 1 Ordinary Share
of
 Zon Multimedia Form
F6 File No. 333146640

 Ladies and Gentlemen

 Pursuant to Rule 424b3
under the Securities Act of
1933, as amended, on behalf
of BNY Mellon, as Depositary
for securities against which
American Depositary Receipts
are to be issued, we attach a
copy of the new prospectus
Prospectus reflecting the
name change from Zon
Multimedia to Zon Optimus
SGPS SA.
 As required by Rule 424e,
the upper right hand corner of
the Prospectus cover page
has a reference to Rule 424b3
and to the file number of the
registration statement to
which the Prospectus relates.
 Pursuant to Section III B of
the General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR certificate
with revised name of Zon
Optimus SGPS SA.

 The Prospectus has been
revised to reflect the new
name, and certificates have
been overstamped with
 Effective April 2, 2014 the
Companys name is now Zon
Optimus SGPS SA.

 Please contact me with any
questions or comments at
1.212.815.6917.



 Susan Mayham
 BNY Mellon  ADR Division
 Encl.
 CC Paul Dudek, Esq. Office
of International Corporate
Finance

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